UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2003

MICHAELS STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09338	75-1943604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Bent Branch Drive
Irving, Texas 75063
P.O. Box 619566
DFW, Texas 75261-9566
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

ITEM 5. Other Events.
ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Amended/Restated 1997 Stock Option Plan
EX-99.2 Amended/Restated 2001 General Stock Plan
EX-99.3 Amended/Restated 2001 Employee Stock Plan
EX-99.4 Deferred Compensation Plan

ITEM 5. Other Events.

     On July 11, 2003, Michaels Stores, Inc. amended and restated effective as of July 18, 2003, (i) the Michaels Stores, Inc. 1997 Stock Option Plan, (ii) the Michaels Stores, Inc. 2001 General Stock Option Plan, (iii) the Michaels Stores, Inc. Amended and Restated 2001 Employee Stock Option Plan, and (iv) the Michaels Stores, Inc. Deferred Compensation Plan. A copy of (i) the Michaels Stores, Inc. Amended and Restated 1997 Stock Option Plan, (ii) the Michaels Stores, Inc. Amended and Restated 2001 General Stock Option Plan, (iii) the Michaels Stores, Inc. Second Amended and Restated 2001 Employee Stock Option Plan, and (iv) the Michaels Stores, Inc. Deferred Compensation Plan, as amended and restated effective as of July 18, 2003, are filed as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Form 8-K.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c) Exhibits:

Exhibit
Number	Description

99.1	Michaels Stores, Inc. Amended and Restated 1997 Stock Option Plan.
99.2	Michaels Stores, Inc. Amended and Restated 2001 General Stock Option Plan.
99.3	Michaels Stores, Inc. Second Amended and Restated 2001 Employee Stock Option Plan.
99.4	Michaels Stores, Inc. Deferred Compensation Plan, as amended and restated effective as of July 18, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

By:	/s/ Jeffrey N. Boyer

Jeffrey N. Boyer Executive Vice President — Chief Financial Officer

Date: July 24, 2003

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INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Michaels Stores, Inc. Amended and Restated 1997 Stock Option Plan.
99.2	Michaels Stores, Inc. Amended and Restated 2001 General Stock Option Plan.
99.3	Michaels Stores, Inc. Second Amended and Restated 2001 Employee Stock Option Plan.
99.4	Michaels Stores, Inc. Deferred Compensation Plan, as amended and restated effective as of July 18, 2003.